                                                                   EXHIBIT 99.1

                         MERIDIAN INDUSTRIAL TRUST, INC.
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)



         The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 of Meridian Industrial Trust, Inc. (the "Company") has been prepared to reflect (i) the incremental effect of properties acquired from January 1, 1998 to December 31, 1998 either directly or through one of its consolidated partnerships ("Acquisitions"), (ii) the incremental effect of properties divested from January 1, 1998 to December 31, 1998 either directly or through one of its consolidated partnerships ("Divestitures"), (iii) adjustments to interest expense resulting from the paydown of the Unsecured Credit Facility using the net proceeds received from a preferred stock offering and a direct placement of 850,000 shares of the Company's common stock , (iv) the amendment to the Unsecured Credit Facility resulting from the reduction in the interest rate to LIBOR plus 1.2%, (v) adjustments to interest expense to resulting from the short-term loan agreement entered into by the Company, and (vi) adjustments to interest expense to reflect additional borrowings on the Unsecured Credit Facility to fund the acquisitions referred to above, on the operations of the Company as if such transactions and adjustments had occurred on January 1, 1998.

         There were no transactions subsequent to December 31, 1998 that have been assumed to have occurred as of December 31, 1998. Accordingly, no pro forma condensed consolidated balance sheet as of December 31, 1998 is presented.

         The pro forma condensed consolidated statement of operations should be read in conjunction with the historical consolidated financial statements of the Company for the year ended December 31, 1998 that have been filed as an exhibit to the Current Report on Form 8-K of ProLogis Trust ("ProLogis") on April 13, 1999. On March 30, 1999, the Company was merged with and into ProLogis. Accordingly, the Company did not file an Annual Report on Form 10-K for the year ended December 31, 1998. In the opinion of the Company's management, the pro forma condensed consolidated statement of operations provides for all adjustments necessary to reflect the effects of the transactions noted above, excluding the merger with ProLogis.

         The pro forma condensed consolidated statement of operations for the year ended December 31, 1998 and the notes thereto are unaudited and are not necessarily indicative of the actual results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period presented, nor does it purport to represent the results of operations for future periods.

                         Meridian Industrial Trust, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1998
                  (unaudited, in thousands, except share data)


                                      Historical  Acquisitions    Divestitures    Other(4)    Pro Forma
                                         (1)          (2)             (3)
                                      ----------  ------------    ------------    -------     ---------

Revenues:
   Rentals from real estate            $ 118,988    $   7,101     $   (2,815)     $     -     $ 123,274
     investments
   Income from unconsolidated JV           2,236            -              -            -         2,236
   Income from unconsolidated              2,472          864              -            -         3,336
     subsidiaries
   Interest and other income               2,590          121            224                      2,935
                                       ---------     --------     ----------      -------     ---------
         Total revenue                   126,286        8,086         (2,591)                   131,781
                                       ---------     --------     ----------      -------     ---------

Operating Expenses:
   Interest                               25,583            -              -         (555)       25,028
   Property taxes                         15,889          741           (288)                    16,342
   Interest Rate Protection Agreement     12,633                                                 12,633
   Property operating                      8,976          459           (411)           -         9,024
   General and administrative              8,333            -              -            -         8,333
   Merger related costs                      825                                                    825
   Depreciation and amortization          23,943        1,764           (414)                    25,293
                                       ---------     --------     ----------      -------     ---------

         Total operating expenses         96,182        2,964         (1,113)        (555)       97,478
                                       ---------     --------     ----------      -------     ---------

 Income before minority interest          30,104        5,122         (1,478)         555        34,303
 Minority interest in net income            (574)        (473)                                   (1,047)
                                       ---------     --------     ----------      -------     ---------
 Net income (5)                           29,530     $  4,649     $   (1,478)     $   555        33,256
                                       =========     ========     ==========      =======
 Series B Preferred Dividend (6)          (2,358)                                                (2,142)
 Series D Preferred Dividend (7)          (2,199)                                                (4,375)
                                       ---------                                              ---------
 Net income allocable to Common Shares $  24,973                                              $  26,739
                                       =========                                              =========

 Net income allocable to Common Shares
      per Common Share:
         Basic (8)                     $    0.81                                              $    0.84
                                       =========                                              =========
         Diluted (8)                   $    0.80                                              $    0.83
                                       =========                                              =========

 Weighted average Common Shares
      outstanding:
         Basic (8)                    30,892,467                                             31,697,491
                                      ==========                                             ==========
         Diluted (8)                  31,342,959                                             32,147,983
                                      ==========                                             ==========












                 The accompanying notes are an integral part of
                               these statements.

                         Meridian Industrial Trust, Inc.
                            Notes and Adjustments To
            Pro Forma Condensed Consolidated Statement of Operations
                      For The Year Ended December 31, 1998
                  (Unaudited, In Thousands, Except Share Data)


(1) Represents the historical condensed consolidated results of operations for the year ended December 31, 1998. Included in the historical consolidated results of operations were the following completed developments which the Company either placed in service or acquired from the Seller upon completion of the development project during the year ended December 31, 1998:


                                            Book Value
                                              Before                              Property
     Development           Date Placed     Accumulated     Rental     Property    Operating
       Property            in Service      Depreciation    Revenue      Tax       Expenses
     -----------          ------------     ------------   ---------   --------    ---------

Enterprise B              June 6, 1998      $   4,632     $     213   $    25      $   16
Enterprise C              June 8, 1998          6,557           348        38           6
Gateway One               June 30, 1998        19,251           549        51          --
2235 Spiegel Drive        July 24, 1998        19,270           356         8           3
Carowinds                 Aug. 5, 1998         21,822           560        --          --
4000 Miller Circle        Sept.3, 1998         19,099           173        20          --
2600 Brodhead Rd.         Oct. 9, 1998         26,032           599        --           6
Meridian Distribution
     Center               Dec. 7, 1998         19,910           144        --          16
                                            ---------     ---------   -------      ------
            Total                           $ 136,573     $   2,942   $   142      $   47
                                            =========     =========   =======      ======

     Excludes gains on divestitures of properties of $4,436.

(2) Reflects the incremental effect (i.e. as if such Acquisitions had occurred or been completed on January 1, 1998) of the Acquisitions made by the Company either directly or through one of its consolidated partnerships during the period from January 1, 1998 to December 31, 1998. The incremental depreciation and amortization is based upon estimated useful lives of 35 years.

     The   following   table  sets  forth  the  revenues  and  expenses  of  the
     Acquisitions for the period from January 1, 1998 to the earlier of the date of acquisition or December 31, 1998:

                                                                                  Property      Minority
                                             Rental     Interest                  Operating   Interest in
           Property             Market       Revenue     Income    Property Tax   Expenses     Net Income
           --------             ------       -------    --------   ------------   ---------   -----------

25 Otis Street                  New Jersey   $   287    $     --     $    27         $   34     $    --

2300 Principal Row              Orlando          133          --          13             13          --

624 Krona Drive                 Dallas            60          --          10               7         --

Foothills Ranch (2 Properties)  LA Basin         121          --          16               3         --


7050 Alan Schwartzwalder        Columbus         101          --           2               6         --

15450 E. Salt Lake Avenue       LA Basin          97          --          23               9         --



                                                                                  Property     Minority
                                                    Rental    Interest  Property  Operating  Interest in
              Property                   Market     Revenue    Income     Tax     Expenses    Net Income
              --------                 ---------    -------   --------  --------  ---------  -----------

Security Capital Swap (5 Properties)   Memphis      $   870   $    --    $  100    $   90      $    --

701 Malaga                             LA Basin         157        --        73        60           --

Romeo Portfolio (2 Properties)         Chicago          593        --        71        40           --

8399 Zionsville Road                   Indianapolis     270        --        49        --           --

5141 E. Santa Ana                      LA Basin         314        --        34        11           --

Jackson Shaw II (7 Properties)         Dallas and      1,335      121       153       110          473

                                       Las Vegas
Oates Portfolio (3 Properties)         SF Bay Area     1,222       --       153        57           --

Pizzuti Portfolio (4 Properties)       Columbus,       1,541       --        17        19           --
                                       Kentucky and
                                       Florida       -------  -------    ------    ------      -------

         Total                                       $ 7,101  $   121    $  741    $  459      $   473
                                                     =======  =======    ======    ======      =======


     Included in the Pizzuti Portfolio are three completed developments that were placed in service by the seller during the year ended December 31, 1998:

                                          Book Value
                                            Before                               Property
      Development          Date Placed   Accumulated    Rental    Property       Operating
       Property            in Service    Depreciation   Revenue     Tax          Expenses
      -----------          ----------    ------------   -------   --------       --------

2000 Park Oaks Ave.       March 1, 1998    $   6,251     $ 312      $  2           $  12
7111 Trade Port Drive     May 1, 1998          9,476       379         2               3
2701 Charter Street       Aug. 4, 1998         8,020       127         1               2
                                           ---------     -----      ----           -----
         Total                             $  23,747     $ 818      $  5           $  17
                                           =========     =====      ====           =====

     The Acquisitions were funded with: (i) funds released from an escrow account amounting to $4,228, (ii) draws on the Unsecured Credit Facility,
     (iii) the assumption of mortgage notes payable in the principal amount of $16,153, (iv) an additional borrowing under a mortgage note payable in the principal amount of $16,000, and (v) cash on hand.

     Also reflects estimated incremental income from unconsolidated subsidiaries based on (i) pro forma equity income from Meridian Refrigerated, Inc. ("MRI") totaling $156, (ii) secured loans extended to MRI totaling $29,758 ($14,400 in February, 1998 and $15,358 in June, 1998) accruing interest at 9% per annum, and (iii) unsecured loans extended to MRI totaling $5,567 ($2,400 in February, 1998 and $3,167 in June, 1998) accruing interest at 10% per annum. The incremental interest income accrued by the Company on the secured and unsecured loans extended to MRI amounted to $576 and $132, respectively.

     Also reflects a loan extended by the Company to a minority limited partner aggregating to $6,000. The note receivable is secured by the limited partner's partnership units, bears interest at the one-month LIBOR rate plus 2.75% (7.81% at December 31, 1998) with interest payable monthly, and matures on March 20, 2001.

(3) Reflects the divestiture of seven properties during 1998, three of which were through a property-for-property swap transaction. The net proceeds from the remaining divestitures aggregated to $23,297 and were used to repay borrowings under the Unsecured Credit Facility. In connection with the sale of the San Carlos property, the Company received a note receivable in the principal amount of $8,000. The note receivable accrues interest at 8.5% per annum, requires monthly payments of interest only, and matures on May 1, 2007. No gain or loss on divestiture was recognized in connection with the property swap transaction.

(4) The adjustments to the pro forma interest expense for the year ended December 31, 1998 are based upon the Company's pro forma debt balance as of December 31, 1998 as follows:

                                        8


     Unsecured notes:
       Balance of $135,000 bearing interest at 7.25%...................$  9,788
       Balance of $25,000 bearing interest at 7.30%....................   1,825
     Mortgage loan balance of $66,094 bearing interest at 8.63%........   5,703
     Unsecured Credit Facility, balance of $301,700 bearing
       interest at LIBOR + 1.2% (6.54% at December 31, 1998)...........  19,731
     Mortgage notes payable bearing interest at rates ranging
       from 6.74% to 8.30%.............................................   2,714
     Unused commitment fee based on unadjusted pro forma debt
       balance on the Unsecured Credit Facility of $48,300.............      72
     Amortization of loan fees.........................................   1,173
     Agency fee........................................................      50
     Capitalized interest, based on average historical construction in process of $221,305 at an effective interest rate of 6.54%... (16,028)
                                                                        -------
     Pro forma interest expense for the year ended
       December 31, 1998............................................... $25,028
                                                                        =======

(5) Pro forma taxable income for the nine months ended December 31, 1998 was approximately $41,561.

(6) Pro forma Series B Preferred Stock dividends are based upon 1,623,376 shares outstanding on December 31, 1998, paying dividends at an annual rate of $1.32 per share. 649,351 shares of Series B Preferred Stock were converted into Common Stock on a one-for-one basis in July, 1998.

(7) Reflects the incremental effect of the Company's Preferred Stock Offering of 2,000,000 shares of Series D Preferred Stock, paying dividends at an annual rate of $2.1875 per share. The net proceeds of approximately $48,125 were used to repay borrowings on the Company's Unsecured Credit Facility.

(8) Basic earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, excluding the dilutive effects of stock options and other potentially dilutive securities.

     Diluted earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, plus the dilutive effect of stock options and other potentially dilutive securities.
























                                        9